UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 24, 2015

CANNLABS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-155318	20-5337455
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3888 E. Mexico Ave., Suite 202
Denver, CO 80210
(Address of principal executive offices) (Zip Code)

(303) 309-0105
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02              Termination of a Material Definitive Agreement.

On November 24, 2015, Carbon Bond Holdings, Inc. (“Carbon Bond”), which is a wholly owned subsidiary of CannLabs, Inc., a Nevada corporation (the “Company”) terminated the Administrative Services Agreement and the Technology License Agreement with CannLabs, Inc., a Colorado corporation (“CannLabs Colorado”) effective immediately.  The Company and Carbon Bond are in the process of evaluating strategic relationships with other licensed cannabis testing laboratories in Denver, Colorado and other areas.  Carbon Bond will continue to provide consulting services to the cannabis industry as well as testing of hemp products.

Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNLABS, INC.

Dated: November 25, 2015	/s/ Mark Mirken
Mark Mirken
Chief Executive Officer